UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 7, 2007

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-51003 (Commission File Number)	32-0122554 (I.R.S. Employer Identification No.)

2020 Calamos Court Naperville, Illinois (Address of Principal Executive Offices)	60563 (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
Signatures
Exhibit Index
Press Release

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On August 13, 2007, Calamos Asset Management, Inc. (“Corporation”) announced that Patrick H. Dudasik (“Executive”), the Corporation’s Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer, will be retiring from the Corporation. The Corporation and the Executive entered into a Transition Agreement effective August 7, 2007. A copy of the Corporation’s press release announcing Mr. Dudasik’s retirement is filed as Exhibit 99.1 to this Form 8-K and incorporated herein.
     (e) As described in the press release, Mr. Dudasik has agreed to stay on beyond year-end 2007 to assist the Corporation in an orderly transition of his duties and responsibilities. Pursuant to the Transition Agreement, Mr. Dudasik has agreed to continue his duties and responsibilities for a transition period through March 10, 2008, or such shorter period of time as the Executive and the Corporation’s Chief Executive Officer may mutually agree or as the Corporation may determine. Mr. Dudasik’s base salary, annual bonus and other compensation will generally continue unchanged during the transition period. He will not receive any additional grants under the Corporation’s long-term incentive program, and all of his unvested equity awards are cancelled. Provided Mr. Dudasik performs his duties through the end of the transition period, he will be entitled to a lump sum retirement payment equal to $2.71 million.
     The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transition Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          99.1 Press Release of Calamos Asset Management issued August 13, 2007, announcing Patrick H. Dudasik’s decision to retire.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: August 13, 2007	By:	/s/ Scott Craven Jones
Scott Craven Jones
Executive Vice President and Chief Administrative Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press release dated August 13, 2007 issued by the Corporation announcing Patrick H. Dudasik’s decision to retire.